AMENDMENT NO. 7 AND INTERIM WAIVER

         This AMENDMENT NO. 7 AND INTERIM WAIVER (this "Amendment"), dated as of August 20, 1999, is by and among HVIDE MARINE INCORPORATED (the "Borrower"), the Guarantors listed on the signature pages hereto (the "Guarantors"), CITIBANK, N.A., as Administrative Agent (the "Administrative Agent"), BANKBOSTON, N.A., as Documentation Agent (the "Documentation Agent" and together with the Administrative Agent, the "Agents"), and the lending institutions party to the Credit Agreement referred to below (collectively, the "Banks").

         WHEREAS, the Borrower, certain of the Guarantors, the Banks and the Agents are parties to that certain Amended and Restated Revolving Credit and Term Loan Agreement, dated as of February 12, 1998 (as amended, the "Credit Agreement"), pursuant to which the Agents and the Banks, upon certain terms and conditions, have agreed to make loans and otherwise extend credit to the Borrower;

         WHEREAS, the Borrower has informed the Banks that it may be in default of the covenants contained in ss.ss.13.1, 13.2, 13.3 and 13.5 of the Credit Agreement as at March 31, 1999 and June 30, 1999 and for the fiscal periods then ended (such defaults are referred to herein, collectively, as the "Specified Defaults");

         WHEREAS, the Borrower and the Guarantors have requested that the Banks and the Agents amend certain of the terms and provisions of the Credit Agreement and the other Loan Documents and grant to the Borrower an interim waiver of the Specified Defaults;

         WHEREAS, the Banks and the Agents have agreed, subject to the satisfaction of the conditions precedent set forth herein, to amend the Credit Agreement and the other Loan Documents as set forth herein, and to grant to the Borrower an interim waiver of the Specified Defaults; and

         WHEREAS, capitalized terms which are used herein without definition and which are defined in the Credit Agreement shall have the same meanings herein as in the Credit Agreement.

         NOW, THEREFORE, the Borrower, the Guarantors, the Banks and the Agents hereby agree as follows:

         ss.1. Interim Waiver. Subject to the satisfaction of the conditions precedent set forth in ss.9 hereof and in consideration of and reliance upon the agreements of the Borrower and each of the Guarantors contained herein, each of the Banks agrees, during the period (the "Waiver Period) from the date hereof until the date (the "Waiver Expiration Date") that is the earlier to occur of September 7, 1999, at 5:00 p.m. (New York local time) and the occurrence of any Default or Event of Default (other than the Specified Defaults and any Default or Event of Default caused by the Specified Defaults) to waive the Specified Defaults and any Default or Event of Default caused by the occurrence of the Specified Defaults. Such waiver shall automatically, and without action, notice, demand or any other occurrence, expire on and as of the Waiver Expiration Date. Upon the expiration of the Waiver Period, and from and after such date, (a) the Banks and the Agents shall retain all of the rights and remedies relating to the Specified Defaults, and any other Default or Event of Default under the Credit Agreement, (b) the Specified Defaults shall be reinstated and shall be in full force and effect for all periods including, prior to, and after, the Waiver Period, and (c) any obligations of the Banks to make Revolving Credit Loans and the Issuing Bank to issue, extend or renew Letters of Credit shall be subject to the terms and conditions set forth in the Credit Agreement, including, without limitation, the conditions precedent set forth in ss.15 thereof.

         ss.2. Other Defaults. The waiver set forth in ss.1 hereof shall apply only to the Specified Defaults and no waiver with respect to any other Default or Event of Default, whether presently existing or hereafter arising, is granted hereby. Any obligation of the Banks to make Revolving Credit Loans and of the Issuing Bank to issue, extend or renew Letters of Credit shall, at all times (including, without limitation, during the Waiver Period), be subject to the satisfaction of the conditions precedent set forth in the Credit Agreement, exclusive, during the Waiver Period, of those conditions precedent relating to the absence of the Specified Defaults. The Banks and the Agents shall, at all times, retain all of the rights and remedies in respect of any Default or Event of Default under the Credit Agreement other than, during the Waiver Period, the Specified Defaults.

         ss.3. Principal Payment on the Term Loan. Notwithstanding the provisions of ss.4.3 of the Credit Agreement, the parties hereto agree that $3,357,143 of the principal payment of the Term Loan originally due on June 30, 1999, which payment was deferred until July 30, 1999, and further deferred until August 20, 1999, shall be further deferred until the Waiver Expiration Date, at which time such payment shall be absolutely due and payable.

         ss.4. Extension Fees. (a) As consideration for the waiver granted hereby, the Borrower agrees to pay to the Administrative Agent, for the pro rata accounts of the Banks in accordance with their Revolving Credit Commitment Percentages, an extension fee in the amount of $500,000, payable on September 7, 1999; provided that, in the event that the Borrower, on or about September 10, subject to availability on the Bankruptcy Court's calendar, enters into the Debtor In Possession Facility (the "DIP Facility") with the Agents and the Banks substantially on the terms as outlined in the documentation attached as Annex A-1 hereto (the "DIP Loan Agreement"), Annex A-2 hereto (the "Interim Order") and Annex A-3 hereto (the "Fee Letter"), such fee shall be applied, on the closing date of the DIP Facility, to the $600,000 facility fee payable on the closing date of the DIP Facility pursuant to the DIP Loan Agreement. In the event that the Borrower does not enter into the DIP Facility on or about September 10, 1999, subject to availability on the Bankruptcy Court's calendar, such fee shall be retained ratably by the Banks which shall have provided a commitment to the Agents to provide the DIP Facility to the Borrower. The Borrower shall not be entitled to interest on any portion of such extension fee, if any, that shall be applied to the payment of such facility fee.

         (b) The parties agree that the Extension Fee paid pursuant to Section 9(b)(i) of Amendment No. 6 and Interim Waiver to the Credit Agreement, dated as of July 30, 1999, which has been paid to the Administrative Agent, has been distributed to the Banks in accordance with their Commitment Percentages, and will be retained by the Banks.

         ss.5. Amendment to the Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in ss.9 hereof, the Credit Agreement is hereby amended as follows:

         ss.5.1 Definitions. Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of "Waiver Expiration Date" set forth therein and substituting in lieu thereof the following new definition:

         Waiver Expiration Date. The "Waiver Expiration Date", as defined in that certain Amendment No. 7 and Interim Waiver, dated as of August 20, 1999, by and among the Borrower, the Guarantors, the Administrative Agent, the Documentation Agent and the Banks.

         ss.5.2  Interest on Revolving  Credit  Loans.  The Credit  Agreement is
hereby  further   amended  by  deleting  ss.2.5  thereof  in  its  entirety  and substituting in lieu thereof the following new ss.2.5:

                  2.5. Interest on Revolving Credit Loans. Effective as of July 30, 1999, and except as otherwise provided in ss.8.9, each Revolving Credit Loan shall bear interest for the period commencing with the Drawdown Date thereof and ending on the last day of the Interest Period with respect thereto at the rate per annum equal to the Base Rate plus ten percent (10%), payable weekly in cash, on each Interest Payment Date. The Administrative Agent is authorized to arrange for the payment of any interest owed hereunder by debiting any account maintained by the Borrower or any of the Guarantors with the Administrative Agent. Notwithstanding anything to the contrary contained herein, including, without limitation, ss.2.6 hereof, no Revolving Credit Loans shall bear interest determined by reference to the Eurodollar Rate.

         ss.5.3 Interest on Term Loan. The Credit Agreement is hereby further amended by deleting ss.4.5.1. thereto in its entirety and substituting in lieu thereof the following new ss.4.5.1.:

                  4.5.1. Interest on Term Loan. Effective as of July 30, 1999, and except as otherwise provided in ss.8.9, the Term Loan shall bear interest during each Interest Period relating to all or any portion of the Term Loan at the rate per annum equal to the Base Rate plus ten percent (10%), payable weekly in cash, on each Interest Payment Date. The Administrative Agent is authorized to arrange for the payment of any interest owed hereunder by debiting any account maintained by the Borrower or any of the Guarantors with the Administrative Agent. Notwithstanding anything to the contrary contained herein, no portion of the Term Loan shall bear interest determined by reference to the Eurodollar Rate.

         ss.5.4 Letter of Credit Fees. Section 5.6 of the Credit Agreement is hereby amended by deleting the first two sentences of such Section and substituting in lieu thereof the following new text: "The Borrower shall, on the last Business Day of each calendar week, pay a fee (in each case, a "Letter of Credit Fee") to the Administrative Agent, for the pro rata accounts of the Banks in accordance with their Revolving Credit Commitment Percentages, in an amount equal to ten percent (10%) per annum on the average daily Maximum Drawing Amount of all Letters of Credit outstanding during such week. The Administrative Agent is authorized to arrange for the payment of any Letter of Credit Fees owing hereunder by debiting any account maintained by the Borrower or any of the Guarantors with the Administrative Agent".

         ss.6.      Agreement of the Borrower and the Guarantors.

         (a) The Borrower and each of the Guarantors confirm to the Agents and the Banks that they have investigated other financing alternatives available to the Borrower and after such investigation have concluded that the debtor-in-possession financing arrangements offered to the Borrower by the Agents and the Banks as set forth on Annex A-1, Annex A-2 and Annex A-3 hereto are in the best interests of the Borrower. Therefore, the Borrower and each of the Guarantors agree that, to the extent the Borrower requires debtor-in-possession financing arrangements, the Borrower shall, subject to the approval of the Bankruptcy Court, enter into debtor-in-possession financing arrangements with the Agents and the Banks as set forth on Annex A-1, Annex A-2 and Annex A-3 hereto and the Borrower and each of the Guarantors shall cooperate with the Agents and the Banks in the implementation of such financing arrangements. Nothing contained in this paragraph shall, however, preclude the Borrower from making other financial arrangements for an entire and simultaneous refinancing of all of the Obligations, with the refinancing lender making an initial advance to pay all of the Obligations in full, including the cash collateralization of all Letters of Credit in an amount equal to 110% of the Maximum Drawing Amount thereof, and thereafter providing any needed working capital financing to the Borrower.

         (b) Each of the Borrower and each of the Guarantors shall cooperate with the Banks and the Agents and to take all actions necessary or advisable to maintain the bank account agreements and Agency Account Agreements provided for in the Credit Agreement, to perfect the Agents' rights in all Collateral and to more fully carry out the transactions contemplated by the Loan Documents.

         (c) This Amendment shall constitute a Loan Document, as defined in the Credit Agreement, and (i) any failure of the Borrower or any of the Guarantors to comply with the provisions of this Amendment and/or (ii) the failure of any representation or warranty contained herein to be true and correct in all material respects shall constitute a Default and an Event of Default under the Credit Agreement.

         ss.7. Representations and Warranties. The Borrower and each of the Guarantors represent and warrant to the Banks and the Agents as follows:

         (a) Representations and Warranties in Credit Agreement. The representations and warranties of the Borrower and each of the Guarantors contained in the Credit Agreement, as amended hereby, (i) were true and correct in all material respects when made, and (ii) continue to be true and correct in all material respects on the date hereof, except to the extent such representations and warranties by their terms are made solely as of a prior date, except as disclosed by the Company, in writing, to the Agents pursuant to a letter dated as of the date hereof, and except as to the representations and warranties set forth in ss.10.11 (with respect to the existence of the Specified Defaults) and ss.10.22 (with respect to additional bank accounts which have been disclosed to the Agents); provided, however, that for purposes of clause (ii) of this Section 7(a), neither the Borrower nor any of the Guarantors shall be deemed to make any representation or warranty as to the matters set forth in ss.10.5 of the Credit Agreement.

         (b) Authority, Etc. The execution and delivery by the Borrower and each of the Guarantors of this Amendment and the performance by the Borrower and each of the Guarantors of all of their agreements and obligations under this Amendment and the Credit Agreement and the other Loan Documents as amended hereby (i) are within the corporate or limited partnership, as the case may be, authority of the Borrower and each of the Guarantors, (ii) have been duly authorized by all necessary corporate or limited partnership proceedings or actions, as the case may be, by the Borrower and each of the Guarantors, (iii) do not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which the Borrower or any of the Guarantors is subject or any judgment, order, writ, injunction, license or permit applicable to the Borrower or any of the Guarantors, and (iv) do not conflict with any provision of the corporate charter, by-laws or partnership agreement of, or any agreement or other instrument binding upon, the Borrower or any of the Guarantors.

         (c) Enforceability of Obligations. This Amendment, and the Credit Agreement as amended hereby, and the other Loan Documents constitute the legal, valid and binding obligations of the Borrower and each of the Guarantors enforceable against each such Person in accordance with their respective terms.

         (d) Perfection of Security Interest. Each of the Borrower and each of the Guarantors hereby represents, warrants and affirms the first priority perfected security interest of the Documentation Agent, for the benefit of the Banks and the Agent, in substantially all of the Collateral, subject to Permitted Liens entitled to priority under applicable law. The Agents and the Banks acknowledge that such representation, warranty, and affirmation does not constitute a waiver by the Borrower or any of the Guarantors of any avoidance power arising under Chapter 5 of the federal Bankruptcy Code.

         (e) Year 2000. The Borrower and its Subsidiaries have (i) reviewed the areas within their businesses and operations which could be adversely affected by failure to become "Year 2000 Compliant" (i.e. that computer applications, imbedded microchips and other systems used by the Borrower or any of its Subsidiaries will be able properly to recognize and perform properly date-sensitive functions involving certain dates prior to, on and after December 31, 1999), (ii) developed a detailed plan and timetable to become Year 2000 Compliant in a timely manner, and (iii) committed adequate resources to support the Year 2000 plan of the Borrower and its Subsidiaries. Based upon such review, the Borrower reasonably believes that the Borrower and its Subsidiaries will become "Year 2000 Compliant" in a timely manner except to the extent that failure to do so will not have any materially adverse effect on the business or financial condition of the Borrower or any of its Subsidiaries

         ss.8.      Affirmation and Agreements of Borrower and the Guarantors.

         (a) The Borrower hereby affirms its absolute and unconditional promise to perform and pay to each Bank and the Agents the Obligations under the Notes, the Credit Agreement as amended hereby, and the other Loan Documents at the times and in the amounts provided for therein.

         (b) Each of the Guarantors hereby acknowledges that it has read and is aware of the provisions of this Amendment. Each of the Guarantors hereby reaffirms its absolute and unconditional guaranty of the Borrower's payment and performance of the Obligations under the Credit Agreement as amended hereby and the other Loan Documents.

         (c) In order to induce the Agents and the Banks to enter into this Amendment, each of the Borrower and the Guarantors acknowledges and agrees that:
(i) none of them has any claim or cause of action against either of the Agents or any of the Banks (or any of their respective directors, officers, employees or agents); (ii) none of them has any offset right, counterclaim or defense of any kind against any of their respective obligations, indebtedness or liabilities to the Agents and the Banks; and (iii) each of the Agents and the Banks have heretofore properly performed and satisfied in a timely manner all of their obligations to the Borrower and the Guarantors. The Borrower and the Guarantors wish to eliminate any possibility that any past conditions, acts, omissions, events, circumstances or matters would impair or otherwise adversely affect any of the Agents' or any Bank's rights, interests, contracts, collateral security or remedies. Therefore, each of the Borrower and the Guarantors unconditionally releases, waives and forever discharges (A) any and all liabilities, obligations, duties, promises or indebtedness of any kind of either of the Agents or any of the Banks to any of the Borrower and the Guarantors, except the obligations to be performed by the Agent and the Banks as expressly stated in this Amendment and the other Loan Documents, and (B) all claims, offsets, causes of action, suits or defenses of any kind whatsoever (if any), whether arising at law or in equity, whether known or unknown, which the Borrower or any of the Guarantors might otherwise have against either of the Agents or any of the Banks or any of their directors, officers, employees or agents, in either case (A) or (B), on account of any condition, act, omission, event, contract, liability, obligation, indebtedness, claim, cause of action, defense, circumstance or matter of any kind whatsoever presently existing or hereafter arising. Notwithstanding the foregoing, nothing contained herein shall constitute a waiver by the Borrower or any of the Guarantors of any avoidance power arising under Chapter 5 of the federal Bankruptcy Code.

         ss.9. Conditions to Effectiveness. This Amendment shall be effective as of the date hereof upon the satisfaction of the following conditions precedent by 12:00 noon (New York local time) on September 7, 1999 (each of the following to be in form and substance satisfactory to the Agents):

         (a) receipt by the Agents of an original counterpart signature (or a faxed copy thereof with originals to follow) to this Amendment, duly executed and delivered by the Borrower, each of the Guarantors, the Banks and the Agents;

         (b) receipt by the Administrative Agent of (i) the extension fee referred to in Section 4(a) of this Amendment and (ii) amounts sufficient to cause the retainer account for the fees and expenses of professionals retained by the Agents to be replenished to not less than $250,000;

         (c) receipt by the Banks of the revised cash flow forecast for the Borrower and its Subsidiaries;

         (d) payment by the Borrower of the fees and expenses of the Agents (including, without limitation, all accrued cash management fees and legal expenses related to the administration of the cash management arrangements for the Borrower and its Subsidiaries), the fees and expenses of counsel to the Agents, and the fees and expenses of the Agents' business, consulting and restructuring advisors, in each case, to the extent that invoices for the same have been presented to the Borrower; and

         (e) receipt by the Agents of (i) evidence of proper corporate and/or partnership authorization by the Borrower and each of the Guarantors of this Amendment and (ii) all such other closing documents as reasonably requested by either of the Agents.

         ss.10. Agreement of the Banks. Each of the Banks (i) authorizes Bingham Dana LLP to engage Dufour, Laskay & Strouse in connection with the appraisal of the vessel fleet of the Borrower and its Subsidiaries and (ii) agrees to be bound by the provisions set forth in the Bank Group Agreements Re Engagement of Dufour, Laskay & Strouse, Inc. set forth on Annex B hereto. The parties agree that Bingham Dana LLP will provide a copy of such appraisal to the Borrower promptly upon receipt thereof.

         ss.11. Miscellaneous Provisions. (a) Except as otherwise expressly provided by this Amendment, all of the terms, conditions and provisions of the Credit Agreement shall remain the same. It is declared and agreed by each of the parties hereto that the Credit Agreement, as amended hereby, shall continue in full force and effect, and that this Amendment and the Credit Agreement shall be read and construed as one instrument.

         (b) The participation by either Agent or any Bank or Banks and/or any of their respective representatives in discussions with the Borrower and/or its affiliates or representatives shall not impose any duty on any party to negotiate a restructuring of the Credit Agreement or to agree on any restructuring. No oral representations or statements shall constitute an agreement by any party. The Credit Agreement can only be amended in a duly signed and authorized writing. The Borrower and its affiliates shall not be entitled to rely on statements or representations of either Agent, any Bank or their representatives, other than those in writing duly signed and authorized.

         (c) THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED ACCORDING TO, THE LAWS OF THE STATE OF NEW YORK (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW).

         (d) This Amendment may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument. In making proof of this Amendment it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought.

         (e) Headings or captions used in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

                   HVIDE MARINE INCORPORATED



                   By:
                   Title:

                   CITIBANK, N.A., individually and as Administrative Agent



                   By:
                   Title:

                   BANKBOSTON, N.A., individually and as Documentation Agent



                   By:
                   Title:

                   GMAC COMMERCIAL CREDIT LLC
                   (f/k/a BNY FINANCIAL CORPORATION)



                   By:
                   Title:

                   MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED



                   By:
                   Title:

                   COMAC ACQUISITION CO., L.P.



                   By:
                   Title:

                   BANK ONE, LOUISIANA, N.A.
                   (AS SUCCESSOR TO FIRST NATIONAL BANK OF COMMERCE)



                   By:
                   Title:

                   HALCYON DISTRESSED SECURITIES, L.P.



                   By:
                   Title:

                   ABN AMRO BANK, N.V.


                  By:
                  Title:


                  By:
                  Title:

                  ARAB BANKING CORPORATION (B.S.C.)



                  By:
                  Title:

                  CHRISTIANIA BANK OG KREDITKASSE, NEW YORK BRANCH


                  By:
                  Title:


                  By:
                  Title:

                  BEAR, STEARNS & CO., INC.



                  By:
                  Title:

                  CREDIT LYONNAIS NEW YORK BRANCH



                  By:
                  Title:

                  SUNTRUST BANK, SOUTH FLORIDA, N.A.



                  By:
                  Title:

                  UNION PLANTERS BANK OF FLORIDA



                  By:
                  Title:

                  CONTRARIAN FUNDS LLC



                  By:
                  Title:

                  CONTRARIAN CAPITAL ADVISERS



                  By:
                  Title:

                  SALOMON BROTHERS HOLDING COMPANY, INC.



                  By:
                  Title:

         Each of the undersigned Guarantors hereby consents to the above Amendment and confirms its unconditional guaranty of the Obligations under the Credit Agreement, as amended hereby.

                    HVIDE MARINE TRANSPORT,
                             INCORPORATED
                    SEABULK CONDOR, INC.
                    SEABULK CORMORANT, INC.
                    SEABULK CARDINAL, INC.
                    SEABULK COOT II, INC.
                    SEABULK CYGNET I, INC.
                    SEABULK EAGLE II, INC.
                    SEABULK FALCON II, INC.
                    SEABULK GANNET I, INC.
                    SEABULK GANNET II, INC.
                    SEABULK HARRIER, INC.
                    SEABULK HAWAII, INC.
                    SEABULK KESTREL, INC.
                    SEABULK LARK, INC.
                    SEABULK MALLARD, INC.
                    SEABULK OFFSHORE GLOBAL
                             HOLDINGS, INC.
                    SEABULK OFFSHORE HOLDINGS, INC.
                    SEABULK OFFSHORE INTERNATIONAL, INC.
                   SEABULK OFFSHORE, LTD.
                     By its general partner Seabulk Tankers, Ltd.
                     By its general partner Hvide Marine Transport, Incorporated
                   SEABULK OFFSHORE OPERATORS, INC.
                   SEABULK OREGON, INC.
                   SEABULK OSPREY, INC.
                   SEABULK PENGUIN I, INC.
                   SEABULK PENGUIN II, INC.
                   SEABULK RAVEN, INC.
                   SEABULK ROOSTER, INC.
                   SEABULK SABINE, INC.
                   SEABULK SNIPE, INC.
                   SEABULK SWAN, INC.

                   SEABULK TANKERS, LTD.
                     By its general partner Hvide Marine
                       Transport, Incorporated
                   SEABULK TOUCAN, INC.
                   SEABULK TRANSMARINE PARTNERSHIP, LTD.
                     By its general partner Seabulk Tankers, Ltd.
                     By its general partner Hvide Marine
                            Transport, Incorporated
                   SEABULK VERITAS, INC.
                   HMI OPERATORS, INC.
                   HVIDE MARINE INTERNATIONAL,        INC.
                   OFFSHORE MARINE MANAGEMENT
                                     INTERNATIONAL, INC.
                   SEABULK ALBANY, INC.
                   SEABULK ALKATAR, INC.
                   SEABULK ARABIAN, INC.
                   SEABULK ARZANAH, INC.
                   SEABULK ARCTIC EXPRESS, INC.
                   SEABULK ARIES II, INC.
                   SEABULK BARRACUDA, INC.
                   SEABULK BATON ROUGE, INC.
                   SEABULK BECKY, INC.
                   SEABULK BETSY, INC.
                   SEABULK BRAVO, INC.
                   SEABULK BUL HANIN, INC.
                   SEABULK CAPRICORN, INC.
                   SEABULK CAROL, INC.
                   SEABULK CAROLYN, INC.
                   SEABULK CHAMP, INC.
                   SEABULK CHRISTOPHER, INC.
                   SEABULK CLAIBORNE, INC.
                   SEABULK CLIPPER, INC.
                   SEABULK COMMAND, INC.
                   SEABULK CONSTRUCTOR, INC.
                   SEABULK COOT I, INC.
                   SEABULK CYGNET II, INC.
                   SEABULK DANAH, INC.
                   SEABULK DAYNA, INC.
                   SEABULK DEBBIE, INC.
                   SEABULK DEBORA ANN, INC.
                   SEABULK DEFENDER, INC.
                   SEABULK DIANA, INC.
                   SEABULK DISCOVERY, INC.
                   SEABULK DUKE, INC.
                   SEABULK EAGLE, INC.
                   SEABULK EMERALD, INC.
                   SEABULK ENERGY, INC.
                   SEABULK EXPLORER, INC.
                   SEABULK FALCON, INC.
                   SEABULK FREEDOM, INC.
                   SEABULK FULMAR, INC.
                   SEABULK GABRIELLE, INC.
                   SEABULK GAZELLE, INC.
                   SEABULK GIANT, INC.
                   SEABULK GREBE, INC.
                   SEABULK HABARA, INC.
                   SEABULK HAMOUR, INC.
                   SEABULK HATTA, INC.
                   SEABULK HAWK, INC.
                   SEABULK HERCULES, INC.
                   SEABULK HERON, INC.
                   SEABULK HORIZON, INC.
                   SEABULK HOUBARE, INC.
                   SEABULK IBEX, INC.
                   SEABULK ISABEL, INC.
                   SEABULK JASPER, INC.
                   SEABULK JEBEL ALI, INC.
                   SEABULK KATIE, INC.
                   SEABULK KING, INC.
                   SEABULK KNIGHT, INC.
                   SEABULK LAKE EXPRESS, INC.
                   SEABULK LARA, INC.
                   SEABULK LIBERTY, INC.
                   SEABULK LINCOLN, INC.
                   SEABULK LULU, INC.
                   SEABULK MAINTAINER, INC.
                   SEABULK MARLENE, INC.
                   SEABULK MARTIN I, INC.
                   SEABULK MARTIN II, INC.
                   SEABULK MASTER, INC.
                   SEABULK MERLIN, INC.
                   SEABULK MUBARRAK, INC.
                   SEABULK NEPTUNE, INC.
                   SEABULK NIDDY, INC.
                   SEABULK OFFSHORE ABU DHABI, INC.
                   SEABULK OFFSHORE DUBAI, INC.
                   SEABULK OFFSHORE OPERATORS TRINIDAD LIMITED
                   SEABULK ORYX, INC.
                   SEABULK PELICAN, INC.
                   SEABULK PENNY, INC.
                   SEABULK PERSISTENCE, INC.
                   SEABULK PETREL, INC.
                   SEABULK PLOVER, INC.
                   SEABULK POWER, INC.
                   SEABULK PRIDE, INC.
                   SEABULK PRINCE, INC.
                   SEABULK PRINCESS, INC.
                   SEABULK PUFFIN, INC.
                   SEABULK QUEEN, INC.
                   SEABULK SALIHU, INC.
                   SEABULK SAPPHIRE, INC.
                   SEABULK SARA, INC.
                   SEABULK SEAHORSE, INC.
                   SEABULK SENGALI, INC.
                   SEABULK SERVICE, INC.
                   SEABULK SHARI, INC.
                   SEABULK SHINDAGA, INC.
                   SEABULK SKUA I, INC.
                   SEABULK SUHAIL, INC.
                   SEABULK SWIFT, INC.
                   SEABULK TAURUS, INC.
                   SEABULK TENDER, INC.
                   SEABULK TIMS I, INC.
                   SEABULK TITAN, INC.
                   SEABULK TOOTA, INC.
                   SEABULK TRADER, INC.
                   SEABULK TRANSMARINE II, INC.
                   SEABULK TREASURE ISLAND, INC.
                   SEABULK UMM SHAIF, INC.
                   SEABULK VIRGO I, INC.
                   SEABULK VOYAGER, INC.
                   SEABULK ZAKUM, INC.


                   By:
                       Name:
                       Title:

                    SEABULK OFFSHORE OPERATORS NIGERIA LIMITED


                         By:
                       Name:
                      Title:

                    SEABULK RED TERN LIMITED


                         By:
                       Name:
                      Title:

                     SEAMARK LTD., INC.


                         By: __________________________
                       Name:
                      Title:

                     LIGHTSHIP LIMITED PARTNER
                              HOLDINGS, LLC
                     By:      Hvide Marine Incorporated,
                              as sole member


                     By:
                     Name:
                     Title:

                       HVIDE MARINE TOWING, INC.
                       HVIDE MARINE TOWING SERVICES, INC.
                       SEABULK OCEAN SYSTEMS CORPORATION
                       LONE STAR MARINE SERVICES, INC.
                       SEABULK OCEAN SYSTEMS HOLDINGS CORPORATION
                       SEABULK OFFSHORE U.K., LIMITED
                       OCEAN SPECIALTY TANKERS
                                CORP.
                       SUN STATE MARINE SERVICES, INC.



                       By: __________________________
                           Name: Andrew W. Brauninger
                           Title:  as Attorney In Fact

                       SEABULK ST. TAMMANY, INC.


                       By:
                       Name:
                       Title:

                         HMI CAYMAN HOLDINGS, INC.


                         By:
                         Name:
                         Title:

                        HVIDE MARINE de VENEZUELA, S.R.L.


                        By:
                        Name:
                        Title:

The undersigned Guarantor hereby consents to the above Amendment and confirms its unconditional Guaranty of the Obligations under the Credit Agreement, as amended hereby.

                        MARANTA, S.A.


                        By:
                        Name:
                        Title: